2019-2020

Capital Estimates
Budget de capital

Capital Estimates 2019-2020	Budget de capital 2019-2020

Published by:	Publié par :
Department of Finance	Ministère des Finances
Province of New Brunswick	Province du Nouveau-Brunswick
P.O. Box 6000	Case postale 6000
Fredericton, New Brunswick	Fredericton (Nouveau-Brunswick)
E3B 5H1	E3B 5H1
Canada	Canada

Internet: www.gnb.ca/0024/index-e.asp	Internet : www.gnb.ca/0024/index-f.asp

November 2017	novembre 2017

Cover:	Couverture :
Service New Brunswick (GS 9996)	Service Nouveau-Brunswick (SG 9996)

Printing and Binding:	Imprimerie et reliure :
Printing Services, Service New Brunswick	Services d'imprimerie, Service Nouveau-Brunswick

ISBN 978-1-4605-1869-4	ISBN 978-1-4605-1869-4

ISSN 0845-6372	ISSN 0845-6372

Printed in New Brunswick	Imprimé au Nouveau-Brunswick

Think Recycling!	Pensez à recycler!

CAPITAL ESTIMATES / BUDGET DE CAPITAL, 2019-2020
TABLE OF CONTENTS / TABLE DES MATIÈRES

Comparative Statement of Estimated Expenditures / État comparatif des dépenses prévues	1

Agriculture, Aquaculture and Fisheries / Agriculture, Aquaculture et Pêches	2

Education and Early Childhood Development / Éducation et Développement de la petite enfance	4

Energy and Resource Development / Développement de l’énergie et des ressources	6

Environment and Local Government / Environnement et Gouvernements locaux	8

Health / Santé	10

Post-Secondary Education, Training and Labour / Éducation postsecondaire, Formation et Travail	12

Regional Development Corporation / Société de développement régional	14

Social Development / Développement social	17

Tourism, Heritage and Culture / Tourisme, Patrimoine et Culture	19

Transportation and Infrastructure / Transports et Infrastructure	21

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CAPITAL ESTIMATES / BUDGET DE CAPITAL, 2019-2020

COMPARATIVE STATEMENT OF ESTIMATED EXPENDITURES / ÉTAT COMPARATIF DES DÉPENSES PRÉVUES CAPITAL ACCOUNT / COMPTE DE CAPITAL (In thousands of dollars / En milliers de dollars)

2018-2019 ESTIMATE / PRÉVISIONS	2018-2019 REVISED / RÉVISÉES	DEPARTMENT / MINISTÈRE	2019-2020 ESTIMATE / PRÉVISIONS

1,000	1,000	Agriculture, Aquaculture and Fisheries / Agriculture, Aquaculture et Pêches	300
2,055	2,055	Education and Early Childhood Development / Éducation et Développement de la petite enfance	1,599
4,050	1,400	Energy and Resource Development / Développement de l’énergie et des ressources	6,575
1,000	1,300	Environment and Local Government / Environnement et Gouvernements locaux	1,000
15,000	15,000	Health / Santé	23,000
2,000	2,000	Post-Secondary Education, Training and Labour / Éducation postsecondaire, Formation et Travail	2,000
77,455	75,580	Regional Development Corporation / Société de développement régional	47,800
12,000	12,000	Social Development / Développement social	12,000
12,590	11,912	Tourism, Heritage and Culture / Tourisme, Patrimoine et Culture	12,945
688,150	692,221	Transportation and Infrastructure / Transports et Infrastructure	493,377

815,300	814,468	TOTAL - CAPITAL EXPENDITURES / TOTAL - DÉPENSES EN CAPITAL	600,596

Note: / Remarque:	The 2018-2019 Estimates have been restated to reflect government reorganization. / Les prévisions de 2018-2019 ont été redressées en fonction de la réorganisation du gouvernement.

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CAPITAL ESTIMATES / BUDGET DE CAPITAL, 2019-2020

COMPARATIVE STATEMENT OF ESTIMATED EXPENDITURES / ÉTAT COMPARATIF DES DÉPENSES PRÉVUES
DEPARTMENT OF AGRICULTURE, AQUACULTURE AND FISHERIES /
MINISTÈRE DE L'AGRICULTURE, DE L'AQUACULTURE ET DES PÊCHES
(In thousands of dollars / En milliers de dollars)

2018-2019 ESTIMATE / PRÉVISIONS	2018-2019 REVISED / RÉVISÉES	PROGRAM / PROGRAMME	2019-2020 ESTIMATE / PRÉVISIONS

500	500	Capital Equipment / Biens d'équipement	100
500	500	Strategic Infrastructure / Infrastructure stratégique	200

1,000	1,000	TOTAL	300

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CAPITAL ESTIMATES / BUDGET DE CAPITAL, 2019-2020

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME
DEPARTMENT OF AGRICULTURE, AQUACULTURE AND FISHERIES /
MINISTÈRE DE L'AGRICULTURE, DE L'AQUACULTURE ET DES PÊCHES

(In thousands of dollars / En milliers de dollars)

CAPITAL EQUIPMENT		BIENS D'ÉQUIPEMENT

PROGRAM OBJECTIVES		OBJECTIFS DU PROGRAMME

To replace research and scientific equipment.		Pour le remplacement des équipements de recherche et du matériel scientifique.

TOTAL
	100	TOTAL

STRATEGIC INFRASTRUCTURE		INFRASTRUCTURE STRATÉGIQUE

PROGRAM OBJECTIVES		OBJECTIFS DU PROGRAMME

To provide capital investments in strategic infrastructure projects to support the continued development of the agriculture, aquaculture and fisheries sectors.		Fournir des investissements en capital pour des projets d’infrastructure stratégique afin d’appuyer le développement continu des secteurs de l’agriculture, de l’aquaculture et des pêches.

TOTAL	200	TOTAL

TOTAL - TO BE VOTED	300	TOTAL - À VOTER

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CAPITAL ESTIMATES / BUDGET DE CAPITAL, 2019-2020

COMPARATIVE STATEMENT OF ESTIMATED EXPENDITURES / ÉTAT COMPARATIF DES DÉPENSES PRÉVUES
DEPARTMENT OF EDUCATION AND EARLY CHILDHOOD DEVELOPMENT /
MINISTÈRE DE L’ÉDUCATION ET DU DÉVELOPPEMENT DE LA PETITE ENFANCE
(In thousands of dollars / En milliers de dollars)

2018-2019 ESTIMATE / PRÉVISIONS	2018-2019 REVISED / RÉVISÉES	PROGRAM / PROGRAMME	2019-2020 ESTIMATE / PRÉVISIONS

		Public Schools - Capital Equipment / Écoles publiques -
2,055	2,055	Biens d'équipement	1,599
2,055	2,055	TOTAL	1,599

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CAPITAL ESTIMATES / BUDGET DE CAPITAL, 2019-2020

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME
DEPARTMENT OF EDUCATION AND EARLY CHILDHOOD DEVELOPMENT /
MINISTÈRE DE L’ÉDUCATION ET DU DÉVELOPPEMENT DE LA PETITE ENFANCE

(In thousands of dollars / En milliers de dollars)

PUBLIC SCHOOLS - CAPITAL EQUIPMENT		ÉCOLES PUBLIQUES - BIENS D'ÉQUIPEMENT

PROGRAM OBJECTIVES		OBJECTIFS DU PROGRAMME

To equip schools in concert with the capital construction program.		Équiper les écoles en fonction du programme de construction d'immobilisations.

TOTAL	1,599	TOTAL

TOTAL - TO BE VOTED	1,599	TOTAL - À VOTER

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CAPITAL ESTIMATES / BUDGET DE CAPITAL, 2019-2020

COMPARATIVE STATEMENT OF ESTIMATED EXPENDITURES / ÉTAT COMPARATIF DES DÉPENSES PRÉVUES
DEPARTMENT OF ENERGY AND RESOURCE DEVELOPMENT /  MINISTÈRE DU DÉVELOPPEMENT DE L’ÉNERGIE ET DES RESSOURCES

(In thousands of dollars / En milliers de dollars)

2018-2019 ESTIMATE / PRÉVISIONS	2018-2019 REVISED / RÉVISÉES	PROGRAM / PROGRAMME	2019-2020 ESTIMATE / PRÉVISIONS

1,250	0	Caribou Mine Drainage Improvement / Amélioration du réseau de drainage de la mine Caribou	325

		Musquash Watershed Infrastructure - Capital Improvements /
250	250	Bassin hydrographique Musquash - Améliorations des biens immobiliers	4,000

		Sentier NB Trail Infrastructure / Infrastructure du	750
1,050	1,150	Sentier NB Trail

1,500	0	Land Purchase / Achat de terrains	1,500

4,050	1,400	TOTAL	6,575

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CAPITAL ESTIMATES / BUDGET DE CAPITAL, 2019-2020

DEPARTMENT OF ENERGY AND RESOURCE DEVELOPMENT / MINISTÈRE DU DÉVELOPPEMENT DE L’ÉNERGIE ET DES RESSOURCES (In thousands of dollars / En milliers de dollars)

CARIBOU MINE DRAINAGE IMPROVEMENT		AMÉLIORATION DU RÉSEAU DE DRAINAGE DE LA MINE CARIBOU

PROGRAM OBJECTIVES		OBJECTIFS DU PROGRAMME

To provide for the construction of water control infrastructure at the Caribou Mine site.		Assurer la construction d'une infrastructure de régulation des eaux sur le site de la mine Caribou.

TOTAL	325	TOTAL

MUSQUASH WATERSHED INFRASTRUCTURE - CAPITAL IMPROVEMENTS		BASSIN HYDROGRAPHIQUE MUSQUASH - AMÉLIORATIONS DES BIENS IMMOBILIERS

PROGRAM OBJECTIVES		OBJECTIFS DU PROGRAMME

To provide for the betterment of the Musquash Watershed infrastructure.		Améliorer les infrastructures du bassin hydrographique Musquash.

TOTAL	4,000	TOTAL

SENTIER NB TRAIL INFRASTRUCTURE		INFRASTRUCTURE DU SENTIER NB TRAIL

PROGRAM OBJECTIVES		OBJECTIFS DU PROGRAMME

To provide for major repairs of Sentier NB Trail.		Réparations majeures du Sentier NB Trail.

TOTAL	750	TOTAL

LAND PURCHASE		ACHAT DE TERRAINS

PROGRAM OBJECTIVES		OBJECTIFS DU PROGRAMME

To provide for the purchase of equivalent land base as per the Sisson Mine accommodation agreement.		Pour l’achat de terrain équivalent selon l’entente d’accommodement pour la mine Sisson.

TOTAL	1,500	TOTAL

TOTAL - TO BE VOTED	6,575	TOTAL - À VOTER

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CAPITAL ESTIMATES / BUDGET DE CAPITAL, 2019-2020

COMPARATIVE STATEMENT OF ESTIMATED EXPENDITURES / ÉTAT COMPARATIF DES DÉPENSES PRÉVUES
DEPARTMENT OF ENVIRONMENT AND LOCAL GOVERNMENT /
MINISTÈRE DE L'ENVIRONNEMENT ET DES GOUVERNEMENTS LOCAUX
(In thousands of dollars / En milliers de dollars)

2018-2019	2018-2019		2019-2020
ESTIMATE /	REVISED /		ESTIMATE /
PRÉVISIONS	RÉVISÉES	PROGRAM / PROGRAMME	PRÉVISIONS

1,000	1,300	Local Service Districts / Districts de services locaux	1,000

1,000	1,300	TOTAL	1,000

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CAPITAL ESTIMATES / BUDGET DE CAPITAL, 2019-2020

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME
DEPARTMENT OF ENVIRONMENT AND LOCAL GOVERNMENT /
MINISTÈRE DE L'ENVIRONNEMENT ET DES GOUVERNEMENTS LOCAUX
(In thousands of dollars / En milliers de dollars)

LOCAL SERVICE DISTRICTS		DISTRICTS DE SERVICES LOCAUX

PROGRAM OBJECTIVES		OBJECTIFS DU PROGRAMME

To assist local service districts in the purchase of emergency equipment and maintenance of fire halls as well as construction and repairs for community centers and recreation facilities.		Aider les districts de services locaux à se procurer de l'équipement d'urgence, à maintenir les postes d'incendie et à construire et réparer les centres communautaires et les installations de loisir.

TOTAL	1,000	TOTAL

TOTAL - TO BE VOTED	1,000	TOTAL - À VOTER

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CAPITAL ESTIMATES / BUDGET DE CAPITAL, 2018-2019

COMPARATIVE STATEMENT OF ESTIMATED EXPENDITURES / ÉTAT COMPARATIF DES DÉPENSES PRÉVUES DEPARTMENT OF HEALTH / MINISTÈRE DE LA SANTÉ (In thousands of dollars / En milliers de dollars)

2018-2019 ESTIMATE / PRÉVISIONS	2018-2019 REVISED / RÉVISÉES	PROGRAM / PROGRAMME	2019-2020 ESTIMATE / PRÉVISIONS

15,000	15,000	Public Hospitals - Capital Equipment / Hôpitaux publics - Biens d'équipement	23,000

15,000	15,000	TOTAL	23,000

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CAPITAL ESTIMATES / BUDGET DE CAPITAL, 2019-2020

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME DEPARTMENT OF HEALTH / MINISTÈRE DE LA SANTÉ (In thousands of dollars / En milliers de dollars)

PUBLIC HOSPITALS - CAPITAL EQUIPMENT		HÔPITAUX PUBLICS - BIENS D'ÉQUIPEMENT

PROGRAM OBJECTIVES		OBJECTIFS DU PROGRAMME

To equip hospitals in concert with the hospital construction program and fund replacement equipment valued in excess of five thousand dollars.		Équiper les hôpitaux en fonction du programme de construction d'hôpitaux et financer l'équipement de remplacement évalué à plus de cinq mille dollars.

TOTAL	23,000	TOTAL

TOTAL - TO BE VOTED	23,000	TOTAL - À VOTER

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CAPITAL ESTIMATES / BUDGET DE CAPITAL, 2018-2019

COMPARATIVE STATEMENT OF ESTIMATED EXPENDITURES / ÉTAT COMPARATIF DES DÉPENSES PRÉVUES
DEPARTMENT OF POST-SECONDARY EDUCATION, TRAINING AND LABOUR /
MINISTÈRE DE L'ÉDUCATION POSTSECONDAIRE, DE LA FORMATION ET DU TRAVAIL

(In thousands of dollars / En milliers de dollars)

2018-2019 ESTIMATE / PRÉVISIONS	2018-2019 REVISED / RÉVISÉES	PROGRAM / PROGRAMME	2019-2020 ESTIMATE / PRÉVISIONS

		MARITIME PROVINCES HIGHER EDUCATION COMMISSION / COMMISSION DE L'ENSEIGNEMENT SUPÉRIEUR DES PROVINCES MARITIMES

2,000	2,000	Deferred Maintenance Program / Programme d'entretien reporté	2,000

2,000	2,000	TOTAL	2,000

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CAPITAL ESTIMATES / BUDGET DE CAPITAL, 2019-2020

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME
DEPARTMENT OF POST-SECONDARY EDUCATION, TRAINING AND LABOUR /
MINISTÈRE DE L'ÉDUCATION POSTSECONDAIRE, DE LA FORMATION ET DU TRAVAIL

(In thousands of dollars / En milliers de dollars)

DEFERRED MAINTENANCE PROGRAM		PROGRAMME D'ENTRETIEN REPORTÉ

PROGRAM OBJECTIVES		OBJECTIFS DU PROGRAMME

Provides funding for capital maintenance improvements to New Brunswick universities.		Fournir un financement pour l'amélioration de l'entretien des immobilisations aux universités du Nouveau-Brunswick.

TOTAL	2,000	TOTAL

TOTAL - TO BE VOTED	2,000	TOTAL - À VOTER

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CAPITAL ESTIMATES / BUDGET DE CAPITAL, 2019-2020

COMPARATIVE STATEMENT OF ESTIMATED EXPENDITURES / ÉTAT COMPARATIF DES DÉPENSES PRÉVUES
REGIONAL DEVELOPMENT CORPORATION / SOCIÉTÉ DE DÉVELOPPEMENT RÉGIONAL

(In thousands of dollars / En milliers de dollars)

2018-2019 ESTIMATE / PRÉVISIONS	2018-2019 REVISED / RÉVISÉES	PROGRAM / PROGRAMME	2019-2020 ESTIMATE / PRÉVISIONS

21,255	21,255	Canada - New Brunswick Clean Water and Wastewater Fund / Canada - Nouveau-Brunswick Fonds pour l'eau potable et le traitement des eaux usées	0

0	0	Canada - New Brunswick Integrated Bilateral Agreement / Canada - Nouveau-Brunswick Entente bilatérale intégrée	5,000
7,000	7,000	Canada - New Brunswick New Building Canada Fund – Small Communities Fund / Canada - Nouveau-Brunswick Nouveau Fonds Chantiers Canada - Fonds des petites collectivités	4,500

9,700	7,231	Canada-New Brunswick Post-Secondary Institutions Strategic Investment Fund / Canada - Nouveau-Brunswick Fonds d'investissement stratégique pour les établissements postsecondaires	0

39,500	40,094	Strategic Infrastructure Initiative / Initiative en matière d’infrastructure stratégique	38,300

77,455	75,580	TOTAL	47,800

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CAPITAL ESTIMATES / BUDGET DE CAPITAL, 2019-2020

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME REGIONAL DEVELOPMENT CORPORATION / SOCIÉTÉ DE DÉVELOPPEMENT RÉGIONAL (In thousands of dollars / En milliers de dollars)

CANADA - NEW BRUNSWICK INTEGRATED BILATERAL AGREEMENT		CANADA - NOUVEAU BRUNSWICK ENTENTE BILATÉRALE INTÉGRÉE

PROGRAM OBJECTIVES		OBJECTIFS DU PROGRAMME

To provide funding for the provincial contribution to the Canada - New Brunswick Integrated Bilateral Agreement.		Financer la contribution du gouvernement provincial au Canada - Nouveau-Brunswick Entente bilatérale intégrée.

TOTAL	5,000	TOTAL

CANADA - NEW BRUNSWICK		CANADA - NOUVEAU-BRUNSWICK
NEW BUILDING CANADA FUND -		NOUVEAU FONDS CHANTIERS CANADA -
SMALL COMMUNITIES FUND		FONDS DES PETITES COLLECTIVITÉS

PROGRAM OBJECTIVES		OBJECTIFS DU PROGRAMME

To provide funding for the Province's contribution to the Canada - New Brunswick New Building Canada Fund - Small Communities Fund.		Financer la contribution du gouvernement provincial au Canada - Nouveau-Brunswick Nouveau Fonds Chantiers Canada - Fonds des petites collectivités.

TOTAL	4,500	TOTAL

STRATEGIC INFRASTRUCTURE		INITIATIVE EN MATIÈRE
INITIATIVE		D'INFRASTRUCTURE STRATÉGIQUE

PROGRAM OBJECTIVES		OBJECTIFS DU PROGRAMME

To provide capital investments in strategic infrastructure projects in order to support economic development and create conditions for long-term job growth.
Fournir des investissements en capital pour des projets d’infrastructure stratégique afin d’appuyer le développement économique et de créer les conditions nécessaires pour une croissance à long terme de l’emploi.

TOTAL	38,300	TOTAL

TOTAL - TO BE VOTED	47,800	TOTAL - À VOTER

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CAPITAL ESTIMATES / BUDGET DE CAPITAL, 2019-2020

COMPARATIVE STATEMENT OF ESTIMATED EXPENDITURES / ÉTAT COMPARATIF DES DÉPENSES PRÉVUES
DEPARTMENT OF SOCIAL DEVELOPMENT / MINISTÈRE DU DÉVELOPPEMENT SOCIAL

(In thousands of dollars / En milliers de dollars)

2018-2019	2018-2019		2019-2020
ESTIMATE /	REVISED /		ESTIMATE /
PRÉVISIONS	RÉVISÉES	PROGRAM / PROGRAMME	PRÉVISIONS

9,000	9,000	Nursing Home Services - Capital Improvements / Services des foyers de soins - Améliorations des biens immobiliers	9,000

3,000	3,000	Nursing Home Services - Capital Maintenance / Services des foyers de soins - Entretien	3,000

12,000	12,000	TOTAL	12,000

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CAPITAL ESTIMATES / BUDGET DE CAPITAL, 2019-2020

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME DEPARTMENT OF SOCIAL DEVELOPMENT / MINISTÈRE DU DÉVELOPPEMENT SOCIAL (In thousands of dollars / En milliers de dollars)

SERVICES DES FOYERS DE SOINS -
NURSING HOME SERVICES -		AMÉLIORATIONS DES BIENS
CAPITAL IMPROVEMENTS		IMMOBILIERS

PROGRAM OBJECTIVES		OBJECTIFS DU PROGRAMME

To provide funding to complete planned improvements to Nursing Homes.		Fournir un financement pour mener à bien les améliorations planifiées dans les foyers de soins.

TOTAL	9,000	TOTAL

NURSING HOME SERVICES - CAPITAL MAINTENANCE		SERVICES DES FOYERS DE SOINS - ENTRETIEN

PROGRAM OBJECTIVES		OBJECTIFS DU PROGRAMME

To provide funding for unplanned capital maintenance for Nursing Homes.		Fournir un financement pour couvrir les coûts d’entretien imprévus dans les foyers de soins.

TOTAL	3,000	TOTAL

TOTAL - TO BE VOTED	12,000	TOTAL - À VOTER

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CAPITAL ESTIMATES / BUDGET DE CAPITAL, 2019-2020

COMPARATIVE STATEMENT OF ESTIMATED EXPENDITURES / ÉTAT COMPARATIF DES DÉPENSES PRÉVUES
DEPARTMENT OF TOURISM, HERITAGE AND CULTURE
MINISTÈRE DU TOURISME, DU PATRIMOINE ET DE LA CULTURE

(In thousands of dollars / En milliers de dollars)

2018-2019	2018-2019		2019-2020
ESTIMATE /	REVISED /		ESTIMATE /
PRÉVISIONS	RÉVISÉES	PROGRAM / PROGRAMME	PRÉVISIONS

3,915	3,295	Capital Improvements / Amélioration des installations	2,590

8,675	8,617	Strategic Infrastructure / Infrastructure stratégique	10,355

12,590	11,912	TOTAL	12,945

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CAPITAL ESTIMATES / BUDGET DE CAPITAL, 2019-2020

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME
DEPARTMENT OF TOURISM, HERITAGE AND CULTURE
MINISTÈRE DU TOURISME, DU PATRIMOINE ET DE LA CULTURE

(In thousands of dollars / En milliers de dollars)

CAPITAL IMPROVEMENTS		AMÉLIORATION DES INSTALLATIONS

PROGRAM OBJECTIVES		OBJECTIFS DU PROGRAMME

To carry out improvements to provincial parks, attractions and heritage sites as well as Visitor Information Centers.		Améliorer les installations de parcs provinciaux, d’attractions, de sites patrimoniaux et de centres d’information aux visiteurs.

TOTAL	2,590	TOTAL

STRATEGIC INFRASTRUCTURE		INFRASTRUCTURE STRATGIQUE

PROGRAM OBJECTIVES		OBJECTIFS DU PROGRAMME

To provide capital investments in strategic infrastructure projects.		Fournir des investissements en capital pour des projets d'infrastructure stratégique.

TOTAL	10,355	TOTAL

TOTAL - TO BE VOTED	12,945	TOTAL - À VOTER

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CAPITAL ESTIMATES / BUDGET DE CAPITAL, 2019-2020

COMPARATIVE STATEMENT OF ESTIMATED EXPENDITURES / ÉTAT COMPARATIF DES DÉPENSES PRÉVUES
DEPARTMENT OF TRANSPORTATION AND INFRASTRUCTURE /
MINISTÈRE DES TRANSPORTS ET DE L'INFRASTRUCTURE

(In thousands of dollars / En milliers de dollars)

2018-2019	2018-2019		2019-2020
ESTIMATE /	REVISED /		ESTIMATE /
PRÉVISIONS	RÉVISÉES	PROGRAM / PROGRAMME	PRÉVISIONS

55,290	61,144	Bridges / Ponts	43,960

217,660	233,897	Highways / Routes	168,550

25,000	28,533	Municipal Designated Highway Program / Programme d'amélioration des routes provinciales désignées dans les municipalitiés	10,000

114,110	86,964	Federal-Provincial Cost-Shared Program / Programme fédéral-provincial à frais partagés	52,575

16,000	16,000	Vehicle Management Agency / Agence de gestion des véhicules	14,000

260,090	265,683	Public Works and Infrastructure / Travaux publics et infrastructure	204,292

688,150	692,221	TOTAL	493,377

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CAPITAL ESTIMATES / BUDGET DE CAPITAL, 2019-2020

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME
DEPARTMENT OF TRANSPORTATION AND INFRASTRUCTURE /
MINISTÈRE DES TRANSPORTS ET DE L'INFRASTRUCTURE

(In thousands of dollars / En milliers de dollars)

BRIDGES		PONTS

PROGRAM OBJECTIVES		OBJECTIFS DU PROGRAMME

To provide for the construction of bridges, ferries and ferry landings.		Permettre la construction de ponts, de traversiers et de débarcadères.

TOTAL	43,960	TOTAL

HIGHWAYS		ROUTES

PROGRAM OBJECTIVES		OBJECTIFS DU PROGRAMME

To provide for the construction and upgrading of highways.		Permettre la construction et la réfection de routes.

TOTAL	168,550	TOTAL

MUNICIPAL DESIGNATED HIGHWAY PROGRAM		PROGRAMME D'AMÉLIORATION DES ROUTES PROVINCIALES DÉSIGNÉES DANS LES MUNICIPALITÉS

PROGRAM OBJECTIVES		OBJECTIFS DU PROGRAMME

To provide for capital work on provincially designated highways within municipalities.		Fournir un financement pour l'exécution de travaux d'immobilisations sur les routes provinciales désignées dans les municipalités.

TOTAL	10,000	TOTAL

FEDERAL-PROVINCIAL		PROGRAMME FÉDÉRAL-PROVINCIAL À
COST-SHARED PROGRAM		FRAIS PARTAGÉS

PROGRAM OBJECTIVES		OBJECTIFS DU PROGRAMME

To provide funding for federal-provincial cost-shared projects for the construction and upgrading of highways and bridges.		Fournir un financement pour la réalisation de projets fédéraux-provinciaux à frais partagés en vue de la construction et de l'amélioration de routes et de ponts.

TOTAL	52,575	TOTAL

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CAPITAL ESTIMATES / BUDGET DE CAPITAL, 2019-2020

PROGRAM ESTIMATES / PRÉVISIONS BUDGÉTAIRES PAR PROGRAMME
DEPARTMENT OF TRANSPORTATION AND INFRASTRUCTURE /
MINISTÈRE DES TRANSPORTS ET DE L'INFRASTRUCTURE

(In thousands of dollars / En milliers de dollars)

VEHICLE MANAGEMENT AGENCY		AGENCE DE GESTION DES VÉHICULES

PROGRAM OBJECTIVES		OBJECTIFS DU PROGRAMME

To provide for the purchase of vehicles and equipment for the various departments of the government of New Brunswick.		Assurer l'acquisition de véhicules et d'équipements pour les différents ministères du gouvernement du Nouveau-Brunswick.

TOTAL	14,000	TOTAL

PUBLIC WORKS AND		TRAVAUX PUBLICS ET
INFRASTRUCTURE		INFRASTRUCTURE

PROGRAM OBJECTIVES		OBJECTIFS DU PROGRAMME

To provide planning, design and construction services.		Offrir des services de planification, de conception et de construction.
PROGRAM COMPONENTS		ÉLÉMENTS DU PROGRAMME

CAPITAL ADMINISTRATION	2,900	GESTION DES IMMOBILISATIONS

Administration of capital construction, improvement and renovation projects.		Administration des projets de construction, d'amélioration et de rénovation.

CAPITAL CONSTRUCTION	151,367	INSTALLATIONS PERMANENTES

Planning, design and construction services for public works and infrastructure.		Services de planification, de conception et de construction d'immeubles publics et de l'infrastructure.

CAPITAL IMPROVEMENTS	50,025	AMÉLIORATIONS DES BIENS IMMOBILIERS

Planning, design and construction services for projects involving the improvement and renovation of provincial infrastructure.		Services de planification, de conception et de construction pour l'amélioration et la rénovation de l'infrastructure provinciale.

TOTAL	204,292	TOTAL

TOTAL - DEPARTMENT OF TRANSPORTATION AND INFRASTRUCTURE	493,377	TOTAL - MINISTÈRE DES TRANSPORTS ET DE L'INFRASTRUCTURE

Less amounts authorized by law	45,053	Moins crédits autorisés par la loi

TOTAL - TO BE VOTED	448,324	TOTAL - À VOTER

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CAPITAL ESTIMATES / BUDGET DE CAPITAL, 2019-2020

COMPARATIVE STATEMENT OF ESTIMATED EXPENDITURES / ÉTAT COMPARATIF DES DÉPENSES PRÉVUES
DEPARTMENT OF TRANSPORTATION AND INFRASTRUCTURE /
MINISTÈRE DES TRANSPORTS ET DE L'INFRASTRUCTURE

(In thousands of dollars / En milliers de dollars)

2018-2019	2018-2019		2019-2020
ESTIMATE /	REVISED /		ESTIMATE /
PRÉVISIONS	RÉVISÉES	PROGRAM / PROGRAMME	PRÉVISIONS

		PUBLIC WORKS AND INFRASTRUCTURE /
		TRAVAUX PUBLICS ET INFRASTRUCTURE

2,900	3,400	Capital Administration / Gestion des immobilisations	2,900

		Capital Construction / Installations permanente

1,300	1,300	Agriculture, Aquaculture and Fisheries / Agriculture, Aquaculture et Pêches	700

82,362	69,929	Education and Early Childhood Development / Éducation et Développement de la petite enfance	40,293

70,573	98,739	Health / Santé	91,760

3,215	1,030	Public Safety / Sécurité publique	0

9,319	16,398	Service New Brunswick / Service Nouveau-Brunswick	7,614

31,500	32,102	Transportation and Infrastructure / Transports et Infrastructure	11,000

198,269	219,498	Total Capital Construction / Total des installations permanentes	151,367

		Capital Improvements / Améliorations des biens immobiliers

21,350	18,350	Education and Early Childhood Development / Éducation et Développement de la petite enfance	18,350

170	170	Energy and Resource Development / Développement de l’énergie et des ressources	0

5,000	5,000	Health / Santé	9,000

50	50	Legislative Assembly / Assemblée législative	50

4,251	4,269	Post-Secondary Education, Training and Labour / Éducation postsecondaire, Formation et Travail	4,100

0	0	Public Safety / Sécurité publique	375

28,100	14,946	Transportation and Infrastructure / Transports et Infrastructure	18,150

58,921	42,785	Total Capital Improvements / Total des améliorations des biens immobiliers	50,025

		TOTAL - PUBLIC WORKS AND
		INFRASTRUCTURE / TOTAL - TRAVAUX
260,090	265,683	PUBLICS ET INFRASTRUCTURE	204,292